BOYAR VALUE FUND, INC.

Supplement dated November 21, 2007

To the Statement of Additional Information Dated May 1, 2007

The following information supersedes any contrary information contained in the Boyar Value Fund, Inc. Statement of Additional Information dated May 1, 2007:

Name	Other Accounts Managed by the Portfolio Manager
Mark A. Boyar

Other Registered Investment Companies: None

Other Pooled Investment Vehicles: 2 entities with total assets of approximately $207 million

Other Accounts: 147accounts with total assets of approximately $245 million

This Supplement dated November 21, 2007 and the Statement of Additional Information dated May 1, 2007 provides relevant information for all shareholders and should be retained for future reference. Both this Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-800-266-5566.